                                                                   Exhibit 10.27

NOTICE OF GRANT OF STOCK OPTIONS                         CRITICAL PATH, INC.
AND OPTION AGREEMENT                                     ID: 91-1788-300
                                                         350 The Embarcadero
                                                         6th Floor
                                                         San Francisco, CA 94105


PAUL BARTLETT                                         OPTION NUMBER: 0004466
45 BEAR GULCH DRIVE                                   PLAN:          1998
..
PORTOLA VALLEY, CA US 94028                           ID:            ###-##-####



Effective 5/8/2002, you have been granted a(n) Incentive Stock Option to buy 287,355 shares of Critical Path, Inc. (the Company) stock at $1.7400 per share.

The total option price of the shares granted is $499,997.70.

Shares in each period will become fully vested on the date shown.

Shares             Vest Type               Full Vest               Expiration
------             ---------               ---------               ----------
49,261             On Vest Date            11/8/2002               5/8/2012
8,210              Monthly                 12/8/2002               5/8/2012
57,471             Monthly                 12/8/2003               5/8/2012
57,471             Monthly                 12/8/2004               5/8/2012
57,471             Monthly                 12/8/2005               5/8/2012
57,471             Monthly                 5/8/2006                5/8/2012

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.



------------------------------                  ------------------------
Critical Path, Inc.                             Date



------------------------------                  ------------------------
PAUL BARTLETT                                   Date

NOTICE OF GRANT OF STOCK OPTIONS                         CRITICAL PATH, INC.
AND OPTION AGREEMENT                                     ID: 91-1788-300
                                                         350 The Embarcadero
                                                         6th Floor
                                                         San Francisco, CA 94105



PAUL BARTLETT                                         OPTION NUMBER: 0004467
45 BEAR GULCH DRIVE                                   PLAN:          1998

PORTOLA VALLEY, CA US 94028                           ID:            ###-##-####


Effective 5/8/2002, you have been granted a(n) Non-Qualified Stock Option to buy 462,645 shares of Critical Path, Inc. (the Company) stock at $1.7400 per share. The total option price of the shares granted is $805,002.30.

Shares in each period will become fully vested on the date shown.


Shares            Vest Type            Full Vest        Expiration
------            ---------            ---------        ----------
44,489            On Vest Date         11/8/2002        5/8/2012
7,415             Monthly              12/8/2002        5/8/2012
130,029           Monthly              12/8/2003        5/8/2012
130,029           Monthly              12/8/2004        5/8/2012
130,029           Monthly              12/8/2005        5/8/2012
20,654            Monthly              5/8/2006         5/8/2012

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.


------------------------------                  ------------------------
Critical Path, Inc.                             Date



------------------------------                  ------------------------
PAUL BARTLETT                                   Date

                               Critical Path, Inc.
                             1998 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

       [Standard Promotional or Bonus Employee Grant: No Vesting Cliff and
                        Monthly Vesting over Four Years]
                    [SEE NOTICE OF GRANT FOR VESTING SCHEDULE


All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the 1998 Stock Option Plan.

NONSTATUTORY STOCK OPTION: This Option to purchase shares of common stock of Critical Path, Inc. is not intended to be an incentive stock option under
Section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING: This Option becomes exercisable or vests in installments. Beginning on the Vesting Commencement Date, the Option will vest over a four (4) year period at a rate in accordance with the vesting schedule below:

                                                      Portion of Shares Vested
                                                      ------------------------
  For each month of employment with the Company
  after the Vesting Commencement Date:                        1/48th
  On the fourth anniversary of the Vesting
  Commencement Date                                           100%

Your vesting will cease in the event that your Service (as defined in the 1998 Stock Option Plan) terminates for any reason. Your Service shall cease when you cease to be actively employed by, or a consultant or advisor to, the Company. The Company determines when your Service terminates for this purpose.

TERM: Your Option will expire in any event at the close of business at Company headquarters on the date before the 10th anniversary of the Date of Grant as shown on Notice of Grant hereto, unless varied by amendment to this Agreement. (It will expire earlier if your Service with the Company terminates, as described below.)

REGULAR TERMINATION: If your Service terminates for any reason except Death or Disability, then your Option will expire at the close of business at Company headquarters on the 90th day after your termination date. The Company determines when your Service terminates for this purpose.

DEATH: In the event of your Death during the period of your Service to the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of Death. During the six-month period, your estate or heirs may exercise your Option.

DISABILITY: If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six months after your termination date.

LEAVES OF ABSENCE: For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of such leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service, and consequently the vesting of this Option, shall terminate if you fail to return to active employment as agreed. If you go on a leave of absence, then the vesting schedule specified in the Notice of Grant may be adjusted in accordance with the Company's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Grant may be adjusted in accordance with the Company's part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

RESTRICTIONS ON EXERCISE: The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation.

NOTICE OF EXERCISE: When you wish to exercise this Option, you must notify the Company by filing the proper "Notice of Exercise" found on the Company's intranet and sending it to the address listed on the form. Your Notice must specify the number of Shares you wish to purchase and how your Shares should be registered (i.e., in your name only or as joint tenant with a spouse). This Notice will be effective when received by the Company. If someone else wants to exercise this Option after your Death, that person must provide credible evidence to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT: When you submit your Notice of Exercise, you must include payment of the option price of the Shares you are purchasing. Payment may be made in one (or a combination) of the following ways:

-     Your personal check, cashier's check or a money order.

- By the delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the proceeds to Company in payment of the aggregate purchase price (e.g., cashless exercise). (Note: you must set up an account with the broker in order to accomplish these types of sales; consult your broker for details.)

WITHHOLDING TAXES: You will not be allowed to exercise this Option unless you make acceptable arrangements for the payment of withholding and other taxes that may be due as a result of the option exercise and/or sale of the Shares.

RESTRICTIONS ON RESALE: By signing the Agreement, you agree not to sell any option Shares at a time when applicable laws, regulations or Company trading policies prohibit sales (including the Company Insider Trading Policy, a copy of which can be found on the Company intranet). You represent and agree that the Shares to be acquired upon exercise of the Option will be acquired for investment, and not with a view to the resale or distribution thereof.

LIMITED TRANSFERABILITY OF OPTIONS: Prior to your Death, the option shall be exercisable only by you and shall not be assignable or transferable other than by will or by the laws of descent and distribution following your Death. However, you may transfer the option to one or more members of your immediate family, to a trust established by you for the benefit of you and/or one or more members of your immediate family, or to a person or entity approved in writing by the Company; provided that in each case the transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Company may deem appropriate. If you attempt to transfer the option in a manner not permitted by this paragraph, the option shall immediately be rendered invalid. You may, however, dispose of this option in a will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in the option in any way.

NO RETENTION RIGHTS: Neither this Option nor this Agreement gives you the right to be retained in your employment by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS: You, or your estate or heirs, have no right as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs prior to the exercise of your Option and issuance of your Shares.

ADJUSTMENTS: In the event of a stock split, a stock dividend or other similar change in the Company's stock, the number of Shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS: Your stock certificates representing the Shares may be endorsed with all applicable legends.

APPLICABLE LAW: This Agreement will be interpreted and enforced under the laws of the State of California.

THE 1998 STOCK OPTION PLAN AND OTHER AGREEMENTS: The text of the 1998 Stock Option Plan is incorporated by reference into this Agreement. This Agreement and the 1998 Stock Option Plan constitute the entire understanding of the parties between you and the Company regarding this Option. Any prior agreements, understanding, commitments, or negotiations, whether oral or written, regarding this Option are hereby superseded.

You further agree that the Company may deliver by email all documents relating to the Plan or this Option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify you by email.

BY SIGNING THIS AGREEMENT ON THE NOTICE OF GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS CONTAINED HEREIN AND IN THE 1998 STOCK OPTION PLAN.


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